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                       CERTIFICATE OF LIMITED PARTNERSHIP
                                       OF
                        EL CONQUISTADOR PARTNERSHIP L.P.

          This Certificate of Limited Partnership of El Conquistador Partnership L.P. (the "Partnership"), is being duly executed and filed by Kumagai Caribbean, Inc., a Texas corporation, to form a limited partnership.

          1. The name of the limited partnership formed hereby is El Conquistador Partnership L.P.

          2. The address of the registered office and the name and address of the registered agent for the service of process on the Partnership in the State of Delaware is The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware 19801.

          3. The name and mailing address of each of the general partners of the Partnership are:

                        Kumagai Caribbean, Inc.
                        1585 Kapiolani Boulevard, Suite 1404
                        Honolulu, Hawaii 96814

                        WKA El Con Associates
                        767 Fifth Avenue - 23rd Floor
                        New York, NY 10153


                                         KUMAGAI CARIBBEAN, INC.


                                         By: /s/ Shunsuke Nakane
                                            ----------------------------
                                             Shunsuke Nakane, President


                                         WKA EL CON ASSOCIATES


                                         By:  WMS El Con Corp., Partner


                                         By: /s/ Norman J. Menell
                                            ----------------------------
                                             By:  Norman J. Menell, President


Dated:  January 12, 1990




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                            CERTIFICATE OF AMENDMENT
                                     OF THE
                       CERTIFICATE OF LIMITED PARTNERSHIP
                                       OF
                        EL CONQUISTADOR PARTNERSHIP L.P.
                        (A DELAWARE LIMITED PARTNERSHIP)

          The undersigned, being the general partners (the "General Partners") of EL CONQUISTADOR PARTNERSHIP L.P., a Delaware limited partnership (the "Partnership"), do hereby certify as follows:

          1. The name of the Partnership is EL CONQUISTADOR L.P.

          2. The Certificate of Limited Partnership of the Partnership (the "Certificate") was filed in the Office of the Secretary of State of the State of Delaware on January 16, 1990.

          3. Item 3 of the Certificate is hereby amended to read as follows:

               "3. The name and mailing address of each of the general partners of the Partnership are:

                             Kumagai Caribbean, Inc.
                             El San Juan Hotel & Casino
                             187 East Isla Verde Road
                             Isla Verde, Puerto Rico 00913

                             WKA El Con Associates
                             c/o WMS Industries Inc.
                             3401 North California Avenue
                             Chicago, Illinois 60618"




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          IN WITNESS WHEREOF, the undersigned have executed this Certificate of
Amendment of the Certificate of Limited Partnership this 20th day of March, 1991.

                                      KUMAGAI CARIBBEAN, INC.


                                      By: /s/ Shunsuke Nakane
                                         ---------------------------------
                                          Shunsuke Nakane, President



                                      WKA EL CON ASSOCIATES

                                      By:  WMS El Con Corp.,
                                           a general partner


                                      By: /s/ Norman J. Menell
                                         ---------------------------------
                                          By:  Norman J. Menell, President


                                        2



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                            CERTIFICATE OF AMENDMENT
                                     OF THE
                       CERTIFICATE OF LIMITED PARTNERSHIP
                                       OF
                              EL CONQUISTADOR L.P.
                        (A Delaware Limited Partnership)

          The undersigned, being a general partner (the "General Partner") of EL CONQUISTADOR PARTNERSHIP L.P., a Delaware limited partnership (the "Partnership"), does hereby certify as follows:

          1. The name of the Partnership is EL CONQUISTADOR L.P.

          2. The Certificate of Limited Partnership of the Partnership (the "Certificate") was filed in the Office of the Secretary of State of the State of Delaware on January 16, 1990, as amended by Certificate of Amendment filed on March 21, 1991, which Certificate erroneously recited in Paragraph 1 that the name of the Partnership was "EL CONQUISTADOR L.P." and in Paragraph 3 set forth the amendment to be reflected with respect to the address of the Partnership.

          3. This Certificate of Amendment is filed (a) to correct the name of the Partnership on the records of the Secretary of State of Delaware and (b) pursuant to the rules promulgated under the Limited Partnership Act the Certificate is hereby amended to read as follows:

          "1. The name of the Partnership is EL CONQUISTADOR PARTNERSHIP L.P."




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


          IN WITNESS WHEREOF, the undersigned has executed this Certificate of Amendment of the Certificate of Limited Partnership this 2nd day of March, 1992.


                                        WKA EL CON ASSOCIATES


                                        By:  WMS El Con Corp.,
                                             a general partner


                                        By: /s/ Neil D. Nicastro
                                           ---------------------------------
                                            Neil D. Nicastro,
                                            Executive Vice President





                                        2



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



                                    AMENDMENT
                                       TO
                       CERTIFICATE OF LIMITED PARTNERSHIP
                                       OF
                        EL CONQUISTADOR PARTNERSHIP L.P.
                        (A Delaware Limited Partnership)

          The undersigned, being the general partners (the "General Partners") of EL CONQUISTADOR PARTNERSHIP L.P., a Delaware limited partnership (the "Partnership"), do hereby certify as follows:

          1. The name of the Partnership is EL CONQUISTADOR PARTNERSHIP L.P.

          2. The Certificate of Limited Partnership (the "Certificate") was filed in the Office of the Secretary of State of the State of Delaware on January 16, 1990, and was amended by Certificates of Amendment filed on March 21, 1991 and on March 5, 1992, respectively.

          3. This Certificate of Amendment is filed to (a) reflect the withdrawal of Kumagai Caribbean, Inc. as a general partner of the Partnership,
(b) reflect the admission of Conquistador Holding, Inc. as a general partner of the Partnership, and (c) change the address of WKA El Con Associates, the other general partner of the Partnership.

          4. Item 3 of the Certificate is hereby amended to read as follows:

               "3. The name and mailing address of each of the general partners of the Partnership are:

                Conquistador Holding, Inc.
                c/o Patriot American Hospitality, Inc.
                1950 Stemmons Highway
                Suite 6001
                Dallas, Texas 75207





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


                WKA El Con Associates
                6063 East Isla Verde Avenue
                Carolina, Puerto Rico 00979"

          IN WITNESS WHEREOF, the undersigned have executed this Certificate of Amendment of the Certificate of Limited Partnership this 29th day of April, 1998.

                                        CONQUISTADOR HOLDING, INC.


                                        By: /s/ James D. Carreker
                                           ------------------------------
                                            Name:  James D. Carreker
                                            Title: Chief Executive Officer


                                        WKA EL CON ASSOCIATES
                                        By WHG El CON CORP., a general partner


                                        By: /s/ James D. Carreker
                                           ------------------------------
                                            Name:  James D. Carreker
                                            Title: Chief Executive Officer


                                        2


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